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                                                                    EXHIBIT 10.7



                                JAMES HARDIE N.V.

                                    (COMPANY)



                                       and



                                  [          ]

                                  (COVENANTEE)





                          DEED OF ACCESS TO DOCUMENTS,
                             INDEMNITY AND INSURANCE



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================================================================================

                              FORM OF ACCESS DEED

================================================================================


ACCESS DEED dated January 1999 between:

1. JAMES HARDIE N.V. of Tripolis 300, Burgerweeshuispad 301, P.O. Box 75084, 1070 AB Amsterdam, The Netherlands (the COMPANY); and

2.  ___________________ (the Covenantee)

RECITALS-

A. The Articles of Association of the Company authorise it to grant an indemnity to the directors and other officers of the Company.

B. The Covenantee is a director of a subsidiary of the Company (SUBSIDIARY COMPANY)

C. The Company and the Covenantee agree to enter into this Deed, to grant an indemnity to the Covenantee which will continue after the expiry of his or her period of office; and to specify the Covenantee's rights to be insured and to obtain access to Documents.

IT IS AGREED as follows:

I.  DEFINITIONS AND INTERPRETATION

A.  DEFINITIONS

    In this Deed, the following words have the following meanings unless otherwise required by the context or subject matter:

    APPOINTMENT DATE means the date the Covenantee became an Officer having consented to act in that capacity.

    BOARD means the board of directors of the Subsidiary Company.

    DELIBERATIONS includes meeting of, and communications or discussions between, members of the Board, and committees on which members of the Board sit, and any decisions, resolutions or directives made at those meetings or discussions.

    DOCUMENT means any of the following:

    1.  a document as defined in section 9 of the Corporations Law:

        a.  delivered to members of the Board for use in Deliberations;

        b.  used in Deliberations or referred to in Deliberations; or

        c.  which is reasonably material to Deliberations;

    2. any written advice or opinion from a solicitor or barrister addressed to both an Officer and the Subsidiary Company;


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    3.  any written advice or opinion from a solicitor or barrister where the advice or opinion is expressed to be for the benefit of or to be relied on by any Officer, either as an Officer or in their personal capacity, even if the advice or opinion is addressed only to the Subsidiary Company;

    4. a document as defined in section 9 of the Corporations Law which is referred to or mentioned in any document referred to in paragraphs (a),
        (b) or (c) above.

        OFFICER means a person acting as, appointed to the office of, or a director, principal executive officer or company secretary, of the Subsidiary Company, as the case may be.

        PERSON has the meaning as appears in section 9 of the Corporations Law.

        SUBSIDIARY means a body corporate, all the issued share capital of which is held by the Company (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).

B.      INTERPRETATION

        Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

        1. A reference to the COMPANY includes the company's administrators, liquidators, receivers, receivers and managers, representatives, and successors;

        2. a reference to the COVENANTEE includes the Covenantee's estate, administrators, executors and personal representatives;

        3. A reference to any LEGISLATION or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

II.     ACKNOWLEDGEMENT BY COMPANY

        The Company provides the indemnity, allows the access to Documents and incurs the other obligations under this Deed in consideration for the Covenantee agreeing to act, or continue to act, as the case may be, as an Officer.

III.    DUTIES OF COVENANTEE

        On and from the Appointment Date the Covenantee must carry out the duties of his or her office in accordance with all applicable laws.

IV.     INDEMNITY

A.      INDEMNITY

        On and from the Appointment Date the Company indemnifies the Covenantee from and against liabilities:

        1. incurred directly or indirectly as an Officer, or in any way in the discharge of his or her duties as an Officer, to a person other than the Company or a related body corporate of the Company (as defined in the Corporations Law), whether or not arising from a prior contingent liability, which does not arise out of conduct involving a lack of good faith; and


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        2.  for costs and expenses incurred by the Covenantee:

            a. in defending proceedings, whether civil or criminal, in which judgment is given in favour of the Covenantee or in which the Covenantee is acquitted; or

            b. in connection with any application in relation to any proceedings referred to in the preceding paragraph, in which the court grants relief to the Covenantee under the Corporations Law.

B.      REIMBURSEMENT

        The Company shall within 14 days of a written demand from the Covenantee made from time to time pay the Covenantee the amount which the Company certifies is payable under this Deed. A demand made by the Covenantee under this Clause shall contain reasonable detail of the amounts payable.

C.      REPAYMENT

        The Covenantee undertakes to repay the Company any amount paid by the Company under Clause IV.B if, and only to the extent that:

        1. a court of competent jurisdiction determines that the Covenantee is not entitled to be indemnified by the Company for such liabilities; or

        2. the Covenantee receives payment under a contract of insurance procured pursuant to this Deed in respect of those liabilities or the insurer has paid, discharged and satisfied those liabilities directly.

V.      INDEMNITY AFTER COVENANTEE CEASES TO BE AN OFFICER

        The indemnity given by the Company in clause IV shall be in force and shall continue for 7 years from the date from which the Covenantee ceases to be an Officer and during that period it shall be irrevocable and shall not be affected by:

        1.  any intermediate payments, settlement of accounts or payment;

        2.  laches, acquiescence or delay on the part of the Covenantee;

        3.  the death, bankruptcy, insolvency or liquidation of any Person; or

        4. any other thing or matter which might otherwise affect it whether in law or equity.

VI.     COMPANY TO PAY INSURANCE PREMIUM

        1. The Company agrees to procure and pay the premium for and maintain in full force and effect a contract of insurance from an established and reputable insurer, or, if appropriate, through a properly established and maintained self-insurance program, which insures the Covenantee against all liabilities incurred by the Covenantee directly or indirectly as an Officer, provided that:

            a. the provisions of the Corporations Law including, but not limited to, Parts 3.2 and 3.2A are complied with in regard to the above; and

            b. the liability does not arise out of conduct involving a wilful breach of duty to the Company or a contravention of sections 232(5) or (6) of the Corporations Law.


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        2.  The insurance contract referred to in the previous paragraph must provide insurance against liability for costs and expenses incurred by the Covenantee in defending proceedings, whether civil or criminal and whatever their outcome.

        3. Unless the Company agrees otherwise, the insurance contract referred to in paragraph VI will contain a provision waiving all rights of subrogation or action against the Company.

        4. If a notice has been given to the insurer as referred to in clause 9, the Company must take all steps reasonably necessary or desirable in order to cause the insurer to pay to the Covenantee all amounts payable under the contract of insurance in connection with any claim or proceeding against the Covenantee.

        5. The Company must provide to the Covenantee a copy of all contracts of insurance procured by the Company pursuant to this clause which insure the Covenantee within 30 days of request by the Covenantee.

VII.    INSURANCE AFTER COVENANTEE CEASES TO BE AN OFFICER

A.      DURATION OF INSURANCE

        The obligations of the Company referred to in clause VI shall continue for 7 years from the date from which the Covenantee ceases to be an Officer.

B.      SAME COVERAGE

        If the Covenantee has ceased to be an Officer, a contract of insurance procured by the Company pursuant to clause VI and the previous paragraph must provide insurance to the same extent and in relation to the same liabilities as contracts of insurance procured and paid for by the Company for the benefit of other persons who are, at the time the contracts of insurance are procured pursuant to this clause, Officers.

VIII.   DISCLOSURE IN DIRECTORS' REPORT

        The Covenantee and the Company agree that, subject to any exception provided for in the Corporations Law or granted or approved by the Australian Securities commission, full particulars of the Company's indemnities and insurance premiums in relation to the Covenantee will be included each year in the Directors' report in compliance with the requirements of the Corporations Law.

IX.     NOTIFICATION OF DOCUMENTS

A.      NOTIFICATION OF CLAIM

        The Covenantee must notify the Company in writing as soon as reasonably practicable after becoming aware of any claim or proceeding which gives rise or could give rise to a liability of the Company to the Covenantee (CLAIM) and must not settle or compromise the Claim or make any admission or payment in relation to the Claim without the prior written consent of the Company.

B.      NOTIFICATION OF INSURER

        If the Covenantee gives a notice under Clause IX.A to the Company, the Company must promptly give to the insurer referred to in clause VI a written notice in substantially the same terms and which complies with the terms and conditions of the insurance contract procured by the Company.


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X.      MAINTENANCE OF DOCUMENTS

        The Company must keep and maintain in chronological order a complete set of all Documents during the period of time the Covenantee is an Officer. The company secretary from time to time of the Company will have the responsibility of maintaining this set of Documents and ensuring that the Documents are kept in safe and secure custody.

XI.     ACCESS TO DOCUMENTS

A.      COMPANY TO ALLOW ACCESS

        The Company must:

        1.  during the period during which the Covenantee is an Officer; and

        2. for a period of 7 years following the date the Covenantee ceased to be an Officer;

        allow the Covenantee to have access to, and to make a copy of, at the expense of the Company, Documents which the Covenantee would have had access to during the period of time the Covenantee was an Officer;

B.      REQUEST FOR ACCESS

        If the Covenantee wishes to have access to Documents as referred to in clause XI.A above, the Covenantee must deliver to the company secretary from time to time of the Company a written request for such access. A request may specify particular Documents which the Covenantee wishes to have access to or the request may specify Documents by reference to type, date or by a general description. A request must include reasons for or the purpose for which the Covenantee wishes to have access to the Documents.

C.      RESPONSIBILITY OF COMPANY SECRETARY

        The Company must ensure that the company secretary from time to time of the Company will have the responsibility of:

        1. making arrangements with the Covenantee for the giving of access to the set of Documents maintained under clause X;

        2. ensuring that following receipt of a written request for access pursuant to clause XI.B above, access to Documents under clause XI.A above is given within 30 days of receipt of the request, or such other period as the Covenantee and the company secretary agree; and

        3. reporting to the Board all requests for access received by the company secretary pursuant to paragraph XI.B above.

D.      REFUSAL OF ACCESS

        The Company must instruct the company secretary of the Company that he or she may, on the instructions of the Board, refuse access by the Covenantee to Documents if:

        1. access is, at the time of the request for access, determined by the Board acting reasonably and in good faith, to be prejudicial to the Company's or the Subsidiary's interests;

        2. access is inconsistent with the Covenantee's obligations in this Deed; and


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        3.  access is requested by the Covenantee at a time during which the
            Covenantee and the Company or a Subsidiary are involved in litigation against each other.

E.      RESOURCES

        The Company must provide the company secretary with adequate resources to discharge his responsibilities under clause X and this clause XI.

XII.    RIGHT TO KEEP DOCUMENTS

        Subject to clause XIII, the Company acknowledges that the Covenantee may keep and retain possession of any Document given or delivered to the Covenantee during the time that the Covenantee is an Officer unless:

        1. the Company reserved its right to recall the Document when the Document was delivered or given to the Covenantee and the Company has in fact recalled the Document;

        2. conditions regarding possession or disposal of the Document were attached to the Document when the Document was delivered or given to the Covenantee, in which case those conditions shall have effect according to their terms; or

        3. the Document is the subject of legal professional privilege vesting solely in the Subsidiary Company,

        in which cases the Document remains the property of the Subsidiary Company, as the case requires, and the Covenantee must return the Document and all copies of it to the Subsidiary Company upon the Covenantee ceasing to be an Officer.

XIII.   PRESERVATION OF CONFIDENTIALITY AND LEGAL PROFESSIONAL PRIVILEGE

A.      CONFIDENTIALITY

        The Covenantee must keep confidential all confidential information contained in a Document which the Covenantee has had access to or which the Covenantee possesses and the Covenantee must not divulge or release that information to any person other than in the course of seeking legal advice or as authorised in writing by the Company or as required by an order of a Court.

B.      LEGAL PROFESSIONAL PRIVILEGE

        If a Document which the Covenantee has access to or which the Covenantee possesses is the subject of legal professional privilege to the benefit of both the Company and the Covenantee the Covenantee must not do any act or thing or omit to do any act or thing which act or thing or omission will cause that privilege to be waived, extinguished or lost.

C.      NO LIMITATION

        Clauses XIII.A and XIII.B shall not be taken to derogate from or to limit any duty owed by the Covenantee to the Company.

XIV.    OTHER RIGHTS

        The benefits and rights provided or in favour of the Covenantee under this Deed shall be construed separately from and shall not derogate from any other rights which the Covenantee may have under any law, the Articles of Association of the Company, or otherwise and shall continue in force and effect during the period referred to in Clause V notwithstanding any of the events mentioned in that clause.


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XV.     GOVERNING LAW

        This document is governed by, and is to be interpreted in accordance with, the laws of New South Wales, The parties submit to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

XVI.    SEVERANCE

        If any part, being a word, sentence, paragraph or otherwise, of this document is, or becomes, void or unenforceable, that part is, or will be, severed from this document so that all parts that are not, or do not become, void or unenforceable remain in full force and effect and are unaffected by that severance.

XVII.   NOTICES

        Any notice given under this Deed:

        1. must be in writing addressed to the intended recipient at the address shown below:

            The Company:

            James Hardie N.V.
            Tripolis 300
            Burgerweeshuispad 301
            P.O. Box 75084
            1070 AB Amsterdam
            The Netherlands
            Attention:Company Secretary
            Fax: 31 20 577 1775


            The Covenantee:



            or the address last notified by the intended recipient to the sender;

        2.  must be signed by a person duly authorised by the sender, and

        3. will be taken to have been given when delivered, received or left at the above address. If delivery or receipt occurs on a day when business is not generally carried on in the place to which the notice is sent, or is later than 4pm (local time), it will be taken to have been duly given at the commencement of business on the next day when business is generally carried on in that place.

XVIII.  NO WAIVER

        No failure to exercise and no delay in exercising any right, power or remedy under this Deed will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

XIX.    AMENDMENT

        This Deed may be amended only by another deed executed by all parties.

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EXECUTED AS A DEED                        )
by Ronald Keith Barton,                   )
authorised attorney, for and on behalf    )
of JAMES HARDIE NV                        )



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Witness                                   Signature


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EXECUTED AS A DEED by                     )
[               ] in the presence of:     )


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Witness                                   Signature


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